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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

         Date of Report (Date of earliest event reported): May 14, 1998


                               HADCO CORPORATION
             (Exact name of Registrant as specified in its charter)


                    12A MANOR PARKWAY, SALEM, NEW HAMPSHIRE
                    (Address of principal executive offices)

                                     03079
                                   (Zip Code)

                                 (603) 898-8000
               Registrant's telephone number, including area code


       MASSACHUSETTS                 033-95284                 04-2393279
State or other jurisdiction         (Commission              (IRS Employer
      of Incorporation              File Number)            Identification)


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ITEM 5. OTHER EVENTS

    On May 14, 1998, Hadco Corporation (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (C) Exhibits

        99.1  Press Release, dated May 14, 1998

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                                       3

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HADCO CORPORATION

May 14, 1998                          By: /s/ Timothy P. Losik
                                        --------------------------------------
                                        Timothy P. Losik
                                        Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.                           Exhibit
-----------                           -------
    99.1                Press Release, dated May 14, 1998